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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2005

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                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          ----------------------------


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                DELAWARE                                  0-21487                              13-3904147
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION
             INCORPORATION )                                                                      NO.)
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                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (212) 876-4747

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEMS 1, 2.01 AND 2.03 THROUGH 8.  NOT APPLICABLE.


ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 28, 2005, Carver Bancorp, Inc. issued a press release reporting financial results for the fourth quarter and fiscal year ended March 31, 2005. The full text of the press release is included in this Form 8-K as
Exhibit 99.1.

         The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)      Exhibits

         The following Exhibits are filed as part of this report.

         Exhibit 99.1 Press release dated April 28, 2005, which, among other things, highlights the Company's financial results for the quarter and fiscal year ended March 31, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CARVER BANCORP, INC.


                                                By: /s/ Deborah C. Wright
                                                   -----------------------------
                                                      Deborah C. Wright
                                                      President & CEO


Dated:  May 3, 2005

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                                  EXHIBIT INDEX
    EXHIBIT
     NUMBER       DESCRIPTION
     ------       -----------
      99.1        Press release dated April 28, 2005, which, among other things, highlights the Company's financial results for the quarter and fiscal year ended March 31, 2005.




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